                                                                     Exhibit 4.1

--------------------------------------------------------------------------------





                         FRONTIER INSURANCE GROUP, INC.
                                    AS ISSUER

                                       TO

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE




                                ----------------

                                    INDENTURE

                          DATED AS OF OCTOBER 16, 1996

                                ----------------




                                  $154,639,200

                  (SUBJECT TO INCREASE TO UP TO $177,835,100 IN
                THE EVENT AN OVER-ALLOTMENT OPTION IS EXERCISED)

               6 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2026





--------------------------------------------------------------------------------

                         Frontier Insurance Group, Inc.

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                               Indenture
Act Section                                                                   Section
---------------                                                               ---------
ss.310(a)(1)        ...................................................       609
      (a)(2)        ...................................................       609
      (a)(3)        ...................................................       Not Applicable
      (a)(4)        ...................................................       Not Applicable
      (b)           ...................................................       608, 610
ss.311(a)           ...................................................       613
      (b)           ...................................................       613
ss.312(a)           ...................................................       701
                    ...................................................       702(a)
      (b)           ...................................................       702(b)
      (c)           ...................................................       702(c)
ss.313(a)           ...................................................       703(a)
      (a)(4)        ...................................................       101, 1004
      (b)           ...................................................       703(a)
      (c)           ...................................................       703(a)
      (d)           ...................................................       703(b)
ss.314(a)           ...................................................       704
      (b)           ...................................................       Not Applicable
      (c)(1)        ...................................................       102
      (c)(2)        ...................................................       102
      (c)(3)        ...................................................       Not Applicable
      (d)           ...................................................       Not Applicable
      (e)           ...................................................       102
ss.315(a)           ...................................................       601
      (b)           ...................................................       602
      (c)           ...................................................       601
      (d)           ...................................................       601
      (e)           ...................................................       514
ss.316(a)           ...................................................       101
      (a)(1)(A)     ...................................................       502
                    ...................................................       512
      (a)(1)(B)     ...................................................       513
      (a)(2)        ...................................................       Not Applicable
      (b)           ...................................................       508
      (c)           ...................................................       104(c)
ss.317(a)(1)        ...................................................       503



Trust Indenture                                                               Indenture
Act Section                                                                   Section
---------------                                                               ---------
      (a)(2)        ...................................................       504
      (b)           ...................................................       1003
ss.318(a)           ...................................................       107



--------------
        Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
RECITALS OF THE COMPANY....................................................................  1

                                          ARTICLE ONE

                               Definitions and Other Provisions
                                    of General Application

SECTION 101.          Definitions..........................................................  2

SECTION 102.          Compliance Certificates and Opinions................................. 10

SECTION 103.          Form of Documents Delivered to Trustee............................... 10

SECTION 104.          Acts of Holders; Record Dates........................................ 11

SECTION 105.          Notices, Etc., to Trustee and the Company............................ 12

SECTION 106.          Notice to Holders; Waiver............................................ 12

SECTION 107.          Conflict with Trust Indenture Act.................................... 13

SECTION 108.          Effect of Headings and Table of Contents............................. 13

SECTION 109.          Successors and Assigns............................................... 13

SECTION 110.          Separability Clause.................................................. 13

SECTION 111.          Benefits of Indenture................................................ 13

SECTION 112.          Governing Law........................................................ 14

SECTION 113.          Legal Holidays....................................................... 14


                                          ARTICLE TWO

                                        Debenture Forms

SECTION 201.          Forms Generally...................................................... 14

SECTION 202.          Initial Issuance to Property Trustee................................. 15




                                                                                          Page
                                                                                          ----
                                         ARTICLE THREE

                                        The Debentures

SECTION 301.          Title and Terms...................................................... 16

SECTION 302.          Denominations........................................................ 17

SECTION 303.          Execution, Authentication, Delivery and Dating....................... 17

SECTION 304.          Temporary Debentures................................................. 18

SECTION 305.          Registration, Registration of Transfer and Exchange.................. 18

SECTION 306.          Mutilated, Destroyed, Lost and Stolen Debentures..................... 19

SECTION 307.          Payment of Interest; Interest Rights Preserved....................... 20

SECTION 308.          Persons Deemed Owners................................................ 22

SECTION 309.          Cancellation......................................................... 22

SECTION 310.          Right of Set Off..................................................... 22

SECTION 311.          CUSIP Numbers........................................................ 22

SECTION 312.          Option to Extend Interest Payment Period............................. 22

SECTION 313.          Paying Agent, Registrar and Conversion Agent......................... 24

SECTION 314.          Global Security...................................................... 24

SECTION 315.          Calculation of Original Issue Discount............................... 25


                                         ARTICLE FOUR

                                  Satisfaction and Discharge

SECTION 401.          Satisfaction and Discharge of Indenture.............................. 25

SECTION 402.          Application of Trust Money........................................... 26




                                                                                          Page
                                                                                          ----
                                         ARTICLE FIVE

                                           Remedies

SECTION 501.          Indenture Events of Default.......................................... 27

SECTION 502.          Acceleration of Maturity; Rescission and Annulment................... 28

SECTION 503.          Collection of Indebtedness and Suits for Enforcement by Trustee...... 29

SECTION 504.          Trustee May File Proofs of Claim..................................... 30

SECTION 505.          Trustee May Enforce Claims Without Possession of Debentures.......... 30

SECTION 506.          Application of Money Collected....................................... 30

SECTION 507.          Limitation on Suits.................................................. 31

SECTION 508.          Unconditional Right of Holders to Receive Principal and Interest
                      and Convert.......................................................... 31

SECTION 509.          Restoration of Rights and Remedies................................... 32

SECTION 510.          Rights and Remedies Cumulative....................................... 32

SECTION 511.          Delay or Omission Not Waiver......................................... 32

SECTION 512.          Control by Holders................................................... 32

SECTION 513.          Waiver of Past Defaults.............................................. 33

SECTION 514.          Undertaking for Costs................................................ 33

SECTION 515.          Waiver of Stay or Extension Laws..................................... 33

SECTION 516.          Enforcement by Holders of Preferred Securities....................... 34



                                                                                          Page
                                                                                          ----
                                          ARTICLE SIX

                                          The Trustee

SECTION 601.          Certain Duties and Responsibilities.................................. 34

SECTION 602.          Notice of Defaults................................................... 34

SECTION 603.          Certain Rights of Trustee............................................ 35

SECTION 604.          Not Responsible for Recitals or Issuance of Debentures............... 36

SECTION 605.          May Hold Debentures.................................................. 36

SECTION 606.          Money Held in Trust.................................................. 36

SECTION 607.          Compensation and Reimbursement....................................... 36

SECTION 608.          Disqualification; Conflicting Interests.............................. 37

SECTION 609.          Corporate Trustee Required; Eligibility.............................. 37

SECTION 610.          Resignation and Removal; Appointment of Successor.................... 37

SECTION 611.          Acceptance of Appointment by Successor............................... 39

SECTION 612.          Merger, Conversion, Consolidation or Succession to Business.......... 39

SECTION 613.          Preferential Collection of Claims Against Company.................... 39


                                         ARTICLE SEVEN

                       Holders' Lists and Reports by Trustee and Company

SECTION 701.          Company to Furnish Trustee Names and Addresses of Holders............ 40

SECTION 702.          Preservation of Information; Communications to Holders............... 40

SECTION 703.          Reports by Trustee................................................... 40

SECTION 704.          Reports by Company................................................... 41



                                                                                          Page
                                                                                          ----
                                           ARTICLE EIGHT

                     Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.          Company May Consolidate, Etc., Only on Certain Terms................. 41

SECTION 802.          Successor Substituted................................................ 42


                                         ARTICLE NINE

                                    Supplemental Indentures

SECTION 901.          Supplemental Indentures Without Consent of Holders................... 42

SECTION 902.          Supplemental Indentures with Consent of Holders...................... 43

SECTION 903.          Execution of Supplemental Indentures................................. 44

SECTION 904.          Effect of Supplemental Indentures.................................... 45

SECTION 905.          Conformity with Trust Indenture Act.................................. 45

SECTION 906.          Reference in Debentures to Supplemental Indentures................... 45


                                          ARTICLE TEN

                           Covenants; Representations and Warranties

SECTION 1001.         Payment of Principal and Interest.................................... 45

SECTION 1002.         Maintenance of Office or Agency...................................... 45

SECTION 1003.         Money for Debenture Payments to Be Held in Trust..................... 46

SECTION 1004.         Statement by Officers as to Default.................................. 47

SECTION 1005.         Limitation on Dividends; Transactions with Affiliates;
                      Covenants as to the Trust............................................ 47




                                                                                          Page
                                                                                          ----
SECTION 1006.         Payment of Expenses of the Trust.................................... 48

SECTION 1007.         Registration Rights................................................. 48


                                        ARTICLE ELEVEN

                                   Redemption of Debentures

SECTION 1101.         Right of Redemption.................................................. 49

SECTION 1102.         Applicability of Article............................................. 50

SECTION 1103.         Election to Redeem; Notice to Trustee................................ 50

SECTION 1104.         Selection by Trustee of Debentures to Be Redeemed.................... 50

SECTION 1105.         Notice of Redemption................................................. 51

SECTION 1106.         Deposit of Redemption Price.......................................... 51

SECTION 1107.         Debentures Payable on Redemption Date................................ 51

SECTION 1108.         Debentures Redeemed in Part.......................................... 52

SECTION 1109.         Optional Redemption.................................................. 52

SECTION 1110.         Tax Event Redemption................................................. 53

SECTION 1111.         No Sinking Fund...................................................... 54


                                        ARTICLE TWELVE

                                  Subordination of Debentures

SECTION 1201.         Agreement to Subordinate............................................. 54

SECTION 1202.         Default on Senior Indebtedness....................................... 54

SECTION 1203.         Liquidation; Dissolution; Bankruptcy................................. 55



                                                                                          Page
                                                                                          ----
SECTION 1204.         Subrogation.......................................................... 56

SECTION 1205.         Trustee to Effectuate Subordination.................................. 57

SECTION 1206.         Notice by the Company................................................ 57

SECTION 1207.         Rights of the Trustee; Holders of Senior Indebtedness................ 58

SECTION 1208.         Subordination May Not Be Impaired.................................... 58


                                       ARTICLE THIRTEEN

                                   Conversion of Debentures

SECTION 1301.         Conversion Rights.................................................... 59

SECTION 1302.         Conversion Procedures................................................ 59

SECTION 1303.         Conversion Price Adjustments - General............................... 61

SECTION 1304.         Certain Fundamental Changes.......................................... 65

SECTION 1305.         Adjustments in Case of Fundamental Changes........................... 66

SECTION 1306.         Notice of Adjustments of Conversion Price............................ 68

SECTION 1307.         Prior Notice of Certain Events....................................... 69

SECTION 1308.         Dividend or Interest Reinvestment Plans.............................. 70

SECTION 1309.         Certain Additional Rights............................................ 70

SECTION 1310.         Restrictions on Common Stock Issuable Upon Conversion................ 71

SECTION 1311.         Trustee Not Responsible for Determining Conversion Price or
                      Adjustments.......................................................... 71




                                                                                          Page
                                                                                          ----
                                       ARTICLE FOURTEEN

                           Immunity of Incorporators, Stockholders,
                                    Officers and Directors

SECTION 1401.         No Recourse.......................................................... 72

EXHIBIT A             Form of Debenture

ANNEX A Form of Amended and Restated Declaration of Trust among the Company, as Sponsor, The Bank of New York, as Property
                      Trustee,  The Bank of New  York  (Delaware),  as  Delaware
                      Trustee, and Walter A. Rhulen and Peter H. Foley, as regular trustees, dated as of October 16, 1996



--------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

               INDENTURE, dated as of October 16, 1996, between Frontier Insurance Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 195 Lake Louise Marie Road, Rock Hill, New York 12775, and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

               WHEREAS, Frontier Financing Trust, a Delaware business trust (the "Trust") formed under the Amended and Restated Declaration of Trust dated as of October 16, 1996 (the "Declaration") by and among the Company, as sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and Walter A. Rhulen and Peter H. Foley, as regular trustees, will issue and sell to certain Initial Purchasers (as defined herein) 3,000,000 6 1/4% Convertible Preferred Trust Originated Securities'SM' (the "Preferred Securities") representing undivided beneficial interests in the Trust (3,450,000 Preferred Securities in the event the Initial Purchasers' over-allotment option is exercised in full), pursuant to the Purchase Agreement dated October 9, 1996 (the "Purchase Agreement"), by and among the Company, the Trust and the Initial Purchasers (as defined herein), with a liquidation amount of $50 per Preferred Security, or $150,000,000 in the aggregate ($172,500,000 in the aggregate in the event the Initial Purchasers' over-allotment option is exercised in full); and

               WHEREAS, the Trust will issue and sell to the Company 92,784 convertible common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the Trust (106,702 Common Securities in the event the Initial Purchasers' over-allotment option is exercised in full) with a liquidation amount of $50 per Common Security, or $4,639,200 in the aggregate ($5,335,100 in the aggregate in the event the Initial Purchasers' over-allotment option is exercised in full); and

               WHEREAS, pursuant to the Declaration, the Trust will use the proceeds from the sale of the Trust Securities to purchase from the Company the 6 1/4% Convertible Subordinated Debentures Due 2026 described in this Indenture (the "Debentures") in an aggregate principal amount of $154,639,200 ($177,835,100 in the event the Initial Purchasers' over-allotment option is exercised in full); and

               WHEREAS, in connection with the issuance and sale by the Trust of the Preferred Securities to the Initial Purchasers and the issuance and sale of the Debentures by the Company to the Trust, the Company has agreed to irrevocably guarantee the payment in full of the distributions on the Preferred Securities, the amount payable upon redemption of the Preferred Securities and, generally, the liquidation preference of the Preferred Securities, to the extent the



----------

'SM' "Convertible Trust Originated Preferred Securities" and "Convertible TOPrS" are service marks of Merrill Lynch & Co., Inc.

Trust has funds available therefor, pursuant to the Preferred Securities Guaranty Agreement of even date herewith (the "Guarantee") between the Company and The Bank of New York, as guarantee trustee, for the benefit of the holders of the Preferred Securities; and

               WHEREAS, so long as the Trust is a Holder (as defined herein) of Debentures, and any Preferred Securities remain outstanding, the Declaration provides that the holders of Preferred Securities may cause the Conversion Agent
(i) to exchange such Preferred  Securities for Debentures  held by the Trust and
(b) immediately  convert such Debentures into Common Stock (as defined  herein);
and

               WHEREAS, the Company has duly authorized the creation of the Debentures, this Indenture sets forth the terms and conditions thereof, and all things necessary to make this Indenture a valid agreement of the Company, subject to execution and delivery of this Indenture by the Company and the Trustee, have been done;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Debentures by the Holders as provided for herein, it is mutually agreed, for the equal and proportionate benefit of the Holders, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.          Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all  accounting  terms not otherwise  defined herein have the
        meanings  assigned  to  them  in  accordance  with  generally   accepted
        accounting principles; and

               (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               "Act", when used with respect to any Holder, has the meaning specified in Section 104.

               "Additional Interest" has the meaning specified in Section 301.

               "Additional Payments" means Compounded Interest and Additional Interest, if any.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means any day other than a day on which banking institutions in The City of New York or in Wilmington, Delaware are authorized or required by law to close.

               "Commission" means the Securities and Exchange Commission, as created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Securities" has the meaning specified in the recitals to this Instrument.

               "Common Securities Guarantee" means any guarantee that the Company may enter into that operates directly or indirectly for the benefit of holders of Common Securities of the Trust.

               "Common Stock" includes any stock of any class of the Company which has no preference with respect to dividends or to amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Article Thirteen, shares issuable on conversion of Debentures shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference with respect to dividends or to amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Compounded Interest" has the meaning specified in Section 312.

               "Conversion Agent" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Declaration and Section 1302 hereof.

               "Conversion Date" has the meaning specified in Section 1302.

               "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 101 Barclay Street, New York, New York 10286.

               "Debentures" has the meaning specified in the Recitals to this instrument.

               "Declaration" has the meaning specified in the Recitals to this instrument.

               "Declaration Event of Default" means a "Declaration Event of Default" as defined in the Declaration.

               "Defaulted Interest" has the meaning specified in Section 307.

               "Delaware Trustee" has the meaning specified in the Recitals to this instrument.

               "Depositary" means, with respect to any Debentures issued in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is dedicated to act as Depositary for the Debentures.

               "Direct Action" means a proceeding directly instituted by a holder of Preferred Securities for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures, if a

Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date.)

               "Dissolution Event" means that, as a result of the occurrence and continuation of a Special Event, the Trust is to be dissolved in accordance with the Declaration and the Debentures held by the Property Trustee are to be distributed to the holders of Trust Securities pro rata in accordance with the Declaration.

               "Dissolution Tax Opinion" has the meaning specified in the Declaration.

               "Effectiveness Period" has the meaning specified in Section 1007.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

               "Expiration Time" has the meaning specified in Section 1303(e).

               "Extension Period" has the meaning specified in Section 312.

               "Fundamental Change" has the meaning specified in Section 1305.

               "Global Security" has the meaning specified in Section 314.

               "Guarantee" has the meaning specified in the Recitals to this instrument.

               "Holder" means a Person in whose name a Debenture is registered in the Register.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

               "Indenture Event of Default" has the meaning specified in Section 501.

               "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Oppenheimer & Co., Inc. and Stephens Inc.

               "Interest Payment Date" has the meaning specified in Section 301.

               "Investment Company Event" has the meaning specified in the Declaration.

               "Liquidated Damages" has the meaning specified in Section 1007.

               "Maturity", when used with respect to any Debenture, means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

               "Ministerial Action" has the meaning specified in Section 1110.

               "90-Day Period" has the meaning specified in Section 1110.

               "No Recognition Opinion" has the meaning specified in the Declaration.

               "Non Book-Entry Preferred Securities" has the meaning specified in Section 314.

               "Notice of Conversion" means the notice to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Debentures and to convert such Debentures into Common Stock on behalf of such holder.

               "NYSE" means The New York Stock Exchange, Inc.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

               "Outstanding", when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except: (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided, that if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Debentures that have been paid pursuant to Section 306, converted into Common Stock pursuant to Section 1301, or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures with respect to which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company, provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Debentures on behalf of the Company.

               "Person" means any individual, corporation, company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Predecessor  Debenture" of any particular  Debenture means every previous  Debenture  evidencing  all or a  portion  of the  same  debt  as  that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

               "Preferred Securities" has the meaning specified in the Recitals to this instrument.

               "pro rata", when used with respect to any payment, distribution or treatment of the Debentures, shall mean pro rata to each Holder of Debentures according to the aggregate principal amount of the Debentures Outstanding, provided that in the event any Debentures are held by the Company or any affiliate thereof and an Indenture Event of Default has occurred and is continuing, any funds available for such payment shall first be paid to each Holder of the Debentures (other than the Company or any affiliate thereof) pro rata according to the aggregate principal amount of the Debentures held by each such Holder relative to the aggregate principal amount of all Debentures Outstanding and held by such Holders, and only after satisfaction of all amounts owed to such Holders of the Debentures (other than the Company or any affiliate thereof), any additional funds available for such payment shall be made to the Company or any affiliate thereof pro rata according to the aggregate principal amount of Debentures held by them.

               "Property Trustee" has the meaning specified in the Recitals to this instrument.

               "Purchase Agreement" has the meaning specified in the Recitals to this instrument.

               "Purchased Shares" has the meaning specified in Section 1303(e).

               "Purchaser  Stock  Price"  has  the meaning  specified in Section
1304.

               "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Redemption Tax Event" has the meaning specified in Section 1110.

               "Redemption Tax Opinion" has the meaning set forth in the Declaration.

               "Reference Date" has the meaning specified in Section 1303(c).

               "Register" and "Registrar" have the respective meanings specified in Section 305.

               "Registration Default" has the meaning specified in Section 1007.

               "Registration  Rights  Agreement"  has the meaning  specified  in
Section 1007.

               "Regular Record Date" has the meaning specified in Section 301.

               "Regular Trustees" means the trustees of the Trust other than the Property Trustee and the Delaware Trustee, who shall initially be Water A. Rhulen and Peter H. Foley.

               "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted  Securities  Legend"  has the  meaning  specified  in
Section 202.

               "Senior Indebtedness" means with respect to the Company (i) the principal, premium, if any, and interest with respect to (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and
(vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Debentures and (2) any indebtedness between or among such obligor or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which rank junior to or pari passu with, the Preferred Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

               "Shelf  Registration  Statement"  has the  meaning  specified  in
Section 1007.

               "Special Event" has the meaning specified in the Declaration.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

               "Stated Maturity", when used with respect to any Debenture or any installment of interest thereon, means the date specified in such Debenture as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Debenture or such installment of interest is due and payable.

               "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

               "Tax Event" has the meaning specified in the Declaration.

               "Trust" has the meaning specified in the Recitals to this instrument.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Trust Securities" has the meaning specified in the Recitals to this instrument.

               "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

               "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.          Compliance Certificates and Opinions.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.          Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.          Acts of Holders; Record Dates.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

               (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Debentures entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

               (d)  The ownership of Debentures shall be proved by the Register.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

               (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.          Notices, Etc., to Trustee and the Company.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
        Attention: Corporate Trust Trustee Administration, or

               (2)  the  Company  by the  Trustee  or by  any  Holder  shall  be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.          Notice to Holders; Waiver.

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.          Conflict with Trust Indenture Act.

               If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.          Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.          Successors and Assigns.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.          Separability Clause.

               In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.          Benefits of Indenture.

               Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.          GOVERNING LAW.

               THIS INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 113.          Legal Holidays.

               In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture or the last date on which a Holder has the right to convert his Debentures shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal or conversion of the Debentures need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 DEBENTURE FORMS

SECTION 201.          Forms Generally.

               The Debentures and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Debentures may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Debenture shall be dated the date of its authentication. The terms and provisions of the Debentures set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

               The definitive Debentures shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

SECTION 202.          Initial Issuance to Property Trustee.

               The Debentures initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

               THIS DEBENTURE AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBENTURE, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF THIS DEBENTURE) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE DEBENTURE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS DEBENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT.

THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                  ARTICLE THREE

                                 THE DEBENTURES

SECTION 301.          Title and Terms.

               The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is limited to the sum of (a) $154,639,200 and (b) such aggregate principal amount (which may not exceed $23,195,900 aggregate principal amount) of Debentures, if any, as shall be purchased by the Trust pursuant to an over-allotment option in accordance with the terms and provisions of the Purchase Agreement, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 304, 305, 306, 906, 1108 or 1301.

               The Debentures shall be known and designated as the "6 1/4% Convertible Subordinated Debentures Due 2026" of the Company. Their Stated Maturity shall be October 16, 2026, and they shall bear interest at the rate of 6 1/4% per annum, from October 16, 1996 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on January 15, April 15, July 15 and October 15 (each an "Interest Payment Date") of each year commencing January 15, 1997 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Debenture is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is 15 days prior to each Interest Payment Date (the "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 6 1/4% per annum on any interest installment in arrears or during an extension of an interest payment period as set forth in Section 312 hereof.

               The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               If at any time while the Property Trustee is the Holder of any Debentures, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

               The principal of and interest on the Debentures shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register.

               The Debentures shall be redeemable as provided in Article Eleven hereof.

               The Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve hereof.

               The Debentures shall be convertible as provided in Article Thirteen hereof.

SECTION 302.          Denominations.

               The Debentures shall be issuable only in registered form without coupons and only in denominations of $50 and integral multiples thereof.

SECTION 303.          Execution, Authentication, Delivery and Dating.

               The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

               Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Debentures as in this Indenture provided and not otherwise.

               No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

SECTION 304.          Temporary Debentures.

               Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

               If  temporary  Debentures  are  issued,  the  Company  will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

SECTION 305.          Registration, Registration of Transfer and Exchange.

               (a)  General.

               The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

               Upon surrender for registration of transfer of any Debenture at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount.

               At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the

Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

               All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

               Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304, 906, 1108 or 1301 not involving any transfer.

               The Company shall not be required (i) in the case of a partial redemption of the Debentures, to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

               (b)    Transfer Procedures and Restrictions.

               The Debentures may not be transferred except in compliance with the Restricted Debentures Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Debentures to the holders of the Preferred Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to
Section 901(6) to provide for transfer procedures and restrictions with respect to the Debentures substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution.

SECTION 306.          Mutilated, Destroyed, Lost and Stolen Debentures.

               If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

               Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

SECTION 307.          Payment of Interest; Interest Rights Preserved.

               Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date.

               Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Compounded Interest), which were carried by such other Debenture.

               In the case of any Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Debenture that is converted, interest whose Stated Maturity is after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Interest, Compounded Interest and Liquidated Damages) on the Debentures being converted, which shall be deemed to be paid in full.

SECTION 308.          Persons Deemed Owners.

               Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest, Compounded Interest and Liquidated Damages) on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.          Cancellation.

               All Debentures surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy the certificates representing such canceled Debentures.

SECTION 310.          Right of Set Off.

               Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

SECTION 311.          CUSIP Numbers.

               The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312.          Option to Extend Interest Payment Period.

               (a) The Company shall have the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period ("Extension Period") for successive periods not exceeding 20 consecutive quarters for each such period; provided, no Extension Period may extend beyond the maturity date of the

Debentures. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid (including Additional Interest and Liquidated
Damages) together with interest thereon compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company
(a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (except for (i) dividends or distributions in shares of Company Common Stock on Common Stock, (ii) purchases or acquisitions of shares of Common Stock made in connection with any employee benefit plan of the Company or its subsidiaries, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (or upon the exercise of options granted thereunder), provided the plan or agreement was in existence on October 9, 1996, and provided, further, that repurchases by the Company made from officers or employees of the Company or its subsidiaries pursuant to employment or option agreements shall be made at a price not to exceed the market value on the date of any such repurchase and shall not exceed $5 million in the aggregate for all such employees and officers, (iii) conversions or exchanges of any shares of one class of Common Stock class into Common Stock of another class, and (iv) purchases of fractional interests of shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem, any debt securities issued by the Company that rank pari passu with or junior to the Debentures (except by conversion into or exchange for shares of Common Stock), and (c) shall not make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

               (b) If the Property Trustee is the sole Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) if the Preferred Securities are listed on the NYSE or other stock exchange or quotation system, the date the Trust is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities of the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

               (c) If the Property Trustee is not the sole Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of the Debentures and the Trustee written notice of its selection of such Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the NYSE or other stock exchange or quotation system, the date the Company is required to give notice to the NYSE or other applicable self-regulatory organization or to

Holders of the Debentures on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

               (d) The quarter in which any notice is given pursuant to paragraphs (b) and (c) hereof shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under paragraph (a) hereof.

SECTION 313.          Paying Agent, Registrar and Conversion Agent.

               The Trustee will initially act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

SECTION 314.          Global Security.

               (a)    In connection with a Dissolution Event,

                      (i) the Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for a global certificate evidencing the Debenture in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures (a "Global Security"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees. The Company upon any such presentation shall execute a Global Security in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture. Payments on the Debentures issued as a Global Security will be made to the Depositary; and

                      (ii) if any Preferred Securities are held in non book-entry certificated form, the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Preferred Security Certificate which represents Preferred Securities other than Preferred Securities held by the Depositary or its nominee ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security Certificates are presented to the Registrar for transfer or reissuance at which time such Preferred Security Certificates will be canceled and a Debenture, registered in the name of the holder of the Preferred Security Certificate or the transferee of the holder of such Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security Certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

               (b) A Global Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a nominee of such successor Depositary.

               (c) If (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for such Global Security and no successor depositary shall have been appointed, (ii) the Depositary, at any time, ceases to be a clearing agency registered under the Exchange Act at which time the Depositary is required to be so registered to act as such depositary and no successor depositary shall have been appointed, (iii) the Company, in its sole discretion, determines that such Global Security shall be so exchangeable or (iv) there shall have occurred an Indenture Event of Default, as the case may be, the Company will execute, and, subject to Article Three of this Indenture, the Trustee, upon written notice from the Company and receipt of a Company Order, will authenticate and deliver the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. In addition, upon an Indenture Event of Default or if the Company may at any time determine that the Debentures shall no longer be represented by a Global Security, in such event the Company will execute, and subject to Section 305 of this Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such
Debentures in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Depositary for delivery to the Persons in whose names such Debentures are so registered.

SECTION 315.          Calculation of Original Issue Discount.

               The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.          Satisfaction and Discharge of Indenture.

               This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)    either

                      (A) all Debentures theretofore authenticated and delivered
               (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in
               Section 306 and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                      (B) all such Debentures not  theretofore  delivered to the
               Trustee for cancellation have become due and payable, and the Company has deposited or caused to be deposited with the Trustee funds in trust for the purpose and in an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal and interest (including Compounded Interest and Liquidated Damages) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for or relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.          Application of Trust Money.

               Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Debentures subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.          Indenture Events of Default.

               "Indenture Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Indenture Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (1) failure for 30 days to pay interest on the Debentures, including any Additional Interest, Compounded Interest and Liquidated Damages in respect thereof, when due; provided that a valid extension of an interest payment period will not constitute a default in the payment of interest (including any Additional Interest, Compounded Interest or Liquidated Damages) for this purpose;

                      (2) failure to pay principal of or premium, if any, on the Debentures when due whether at maturity, upon redemption, by declaration or otherwise;

                      (3) failure by the Company to deliver shares of its Common
               Stock upon an election by a holder of Preferred Securities to convert such Preferred Securities;

                      (4) failure to observe or perform any other covenant contained in this Indenture for 90 days after notice to the Company by the Trustee or by the Holders of not less than 25% in aggregate outstanding principal amount of the Debentures;

                      (5) entry by a court having  jurisdiction  in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                      (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                      (7) the voluntary or involuntary  dissolution,  winding up or termination of the Trust, except in connection with (i) the distribution of Debentures to holders of Preferred Securities in liquidation of the Trust upon the occurrence of a Dissolution Event, or (ii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

SECTION 502.          Acceleration of Maturity; Rescission and Annulment.

               If an Indenture Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal of all the Debentures and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued interest shall become immediately due and payable.

               At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                      (A)    all  overdue  interest  (including  any  Additional
               Interest, Compounded Interest and Liquidated Damages) on all Debentures,

                      (B) the principal of any Debentures  which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                      (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

        and

               (2) all Events of Default, other than the non-payment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

               No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.

               The Company covenants that if:

               (1) default is made in the payment of any interest (including any Additional Interest or Compounded Interest) on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of any Debenture at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest and Compounded Interest), at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If an Indenture Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.          Trustee May File Proofs of Claim.

               In case of any judicial proceeding relative to the Company (or any other obligor upon the Debentures), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

               No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.        Trustee May Enforce Claims Without Possession of Debentures.

               All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

SECTION 506.          Application of Money Collected.

               Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:  To the  payment  of all  amounts  due the  Trustee  under
        Section 607; and

               SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and interest (including any Compounded Interest), respectively.

SECTION 507.          Limitation on Suits.

               No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Indenture Event of Default;

               (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Indenture Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders. The limitations specified in (1) through (5) above shall not apply to a suit initiated by a Holder of a Debenture for enforcement of payment of interest, principal or premium, if any, on such Debenture on or after the respective due dates of such payments expressed in such Debenture.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest and Convert.

               Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Payments) on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to convert such Debenture in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.          Restoration of Rights and Remedies.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.          Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.          Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.          Control by Holders.

               The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.          Waiver of Past Defaults.

               Subject to Section 902 hereof, the Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

               (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments and Liquidated Damages) on any Debenture (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected; provided, however, that if the Debentures are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such waiver; provided, further, that if the consent of the Holder of each outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

               Upon any such waiver, such default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.          Undertaking for Costs.

               In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust
Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) on any Debenture or to convert any Debenture in accordance with Article Thirteen.

SECTION 515.          Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516.          Enforcement by Holders of Preferred Securities.

               Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Preferred Securities may institute a Direct Action for payment on or after the respective due date specified in the Debentures. The Company may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of all the holders of Preferred Securities. Notwithstanding any payment made to such holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action. The holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.          Certain Duties and Responsibilities.

               The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.          Notice of Defaults.

               The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Indenture Event of Default.

SECTION 603.          Certain Rights of Trustee.

               Subject to the provisions of Section 601:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 604.          Not Responsible for Recitals or Issuance of Debentures.

               The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

SECTION 605.          May Hold Debentures.

               The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar, or such other agent.

SECTION 606.          Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.          Compensation and Reimbursement.

               The Company agrees

               (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder;

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               When the Trustee incurs expenses or renders services in connection with an Indenture Event of Default specified in Section 501(6) or
Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

               The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.          Disqualification; Conflicting Interests.

               If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.          Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.          Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee to be removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (d)    If at any time:

               (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.          Acceptance of Appointment by Successor.

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.        Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

SECTION 613.          Preferential Collection of Claims Against Company.

               If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.          Company to Furnish Trustee Names and Addresses of Holders.

               The Company will furnish or cause to be furnished to the Trustee

               (a) semiannually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

SECTION 702.          Preservation of Information; Communications to Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.          Reports by Trustee.

               (a) Within 60 days after November 15 of each year, commencing November 15, 1996, the Trustee shall transmit by mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, with the Commission and with the Company. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

SECTION 704.          Reports by Company.

               The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

               Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

               The Company shall also provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Debentures relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.          Company May Consolidate, Etc., Only on Certain Terms.

               The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, unless:

               (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease, all or substantially all of the properties and assets of the Company on a consolidated basis shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Thirteen;

               (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Indenture Event of Default, and no event which, after notice or lapse of time or both, would become an Indenture Event of Default, shall have happened and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

               This Section shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.

SECTION 802.          Successor Substituted.

               Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.          Supplemental Indentures Without Consent of Holders.

               Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures;

               (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

               (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Thirteen;

               (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this clause
        (4) shall not adversely affect the interests of the Holders of the Debentures or, so long as any of the Preferred Securities shall remain outstanding, the holders of the Preferred Securities;

               (5) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

               (6) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Debentures, and all other matters required pursuant to Section 305(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Debentures to holders of Preferred Securities in the event of a distribution of Debentures by the Trust upon the occurrence of a Dissolution Event.

SECTION 902.          Supplemental Indentures with Consent of Holders.

               With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

               (1) extend the Stated Maturity of the principal of, or any installment of interest (including any Additional Payments) on, any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
        Date), or adversely affect the right to convert any Debenture as provided in Article Thirteen (except as permitted by Section 901(3)), or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders,

               (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby;

provided that if the Debentures are held by the Trust or a trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each Outstanding Debenture is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the Trust shall have consented to such supplemental indenture.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain
Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

SECTION 903.          Execution of Supplemental Indentures.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.          Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

SECTION 905.          Conformity with Trust Indenture Act.

               Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.          Reference in Debentures to Supplemental Indentures.

               Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                   ARTICLE TEN

                    COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 1001.         Payment of Principal and Interest.

               The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 1002.         Maintenance of Office or Agency.

               The Company will maintain in the United States an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.         Money for Debenture Payments to Be Held in Trust.

               If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Debentures) in the making of any payment in respect of the Debentures, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Debenture and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004.         Statement by Officers as to Default.

               The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. Limitation on Dividends; Transactions with Affiliates; Covenants as to the Trust.

               (a) The Company covenants that so long as the Debentures are outstanding, if (i) there shall have occurred and be continuing any event that with the giving of notice or the lapse of time or both, would constitute an Indenture Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee, or (iii) the Company has exercised its option to defer interest payments on the Debentures by extending the interest payment period and such period, or any extension thereof, shall be continuing, then the Company (a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock, (except for dividends or distributions in shares of (i) Common Stock on Common Stock, (ii) purchases or other acquisitions of shares of Common Stock made in connection with any employee benefit plan of the Company or its Subsidiaries, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (or upon the exercise of options granted thereunder), provided the plans or agreements were in existence on October 9, 1996, and provided, further, that such repurchases by the Company made from officers or employees of the Company or its Subsidiaries pursuant to employment or option agreements shall be made at a price not to exceed market value on the date of any such repurchase and shall not exceed $5 million in the aggregate for all such employees and officers, (iii) conversions or exchanges of Common Stock of one class into Common Stock of another class or (iv) purchases of fractional interests in shares of the company's Capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Company that rank junior to or pari passu with the Debentures (except by conversion into or exchange for shares of its Common Stock), and (c) shall not make any guarantee payments with respect to the foregoing (other than such payments made pursuant to the Guarantee).

               (b) The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust
(x) to remain a statutory business trust, except in connection with the distribution of the Debentures to the holders of Trust Securities in liquidation of the Trust upon the occurrence of a Dissolution Event, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States Federal income tax purposes.

SECTION 1006.  Payment of Expenses of the Trust.

               In connection with the offering, sale and issuance of the Debentures to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall:

               (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Debentures, including commissions to the Initial Purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of this Indenture;

               (b) be responsible for and pay for all debts and obligations (other than with respect to the Trust Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the Initial Purchasers in connection therewith), the fees and expenses of the Property Trustee and the Dela- ware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

               (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

SECTION 1007.         Registration Rights.

               The holders of the Preferred Securities, the Debentures, the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of October 16, 1996, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, within 60 days after the date of issuance of the Registrable Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the resales of the Registrable Securities, (ii) it will use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 150 days after the date of issuance of the Registrable Securities and (iii) it will use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

               If (i) on or prior  to 60 days  following  the  date of  original issuance of the Registrable Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 150th day following the issuing of the Registrable Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures and, accordingly, additional distributions will accrue on the Preferred Securities, in each case from and including the day following such Registration Default. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Upon the filing of the Shelf Registration Statement after the 60-day period described in clause (i) above or the effectiveness of the Shelf Registration Statement after the 150-day period described in clause (ii) above, the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities from the date of such filing or effectiveness, as the case may be, will be reduced to the original interest rate. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from such 61st day, as applicable, until such time as the Shelf Registration Statement again becomes effective.

                                 ARTICLE ELEVEN

                            REDEMPTION OF DEBENTURES

SECTION 1101.         Right of Redemption.

               (a) The Debentures may be redeemed at the election of the Company, in whole or from time to time in part, at the applicable Redemption Price set forth in Section 1109 below, plus all accrued and unpaid interest on the Debentures, if any, through the Redemption Date, (i) on or after October 16, 1999, provided the closing sale price of the Common Stock as reported on the NYSE is at least 150% of the then applicable per share conversion price (as determined in Accordance with Article 13 hereof) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption and (ii) on or after October 16, 2000.

               (b) The Debentures may be redeemed, at the election of the Company, in whole (but not in part), at any time, in cash at the Redemption Price set forth in Section 1110 below, plus all accrued and unpaid interest on the Debentures, if any, through the Redemption Date, within 90 days following the occurrence of a Redemption Tax Event; provided, however, that if at the time, there is available to the Company or the Trust the opportunity to eliminate, within such 90 Day Period, the Redemption Tax Event by taking some Ministerial Action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Holders of the Trust Securities or the Company or will involve no material cost, then the Company or the Trust shall pursue such measure in lieu of redemption.

SECTION 1102.         Applicability of Article.

               Redemption of Debentures at the election of the Company, as permitted by Section 1101, shall be made in accordance with such provision and this Article.

SECTION 1103.         Election to Redeem; Notice to Trustee.

               The  election  of the  Company to redeem  Debentures  pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Debentures to be redeemed and provide a copy of the notice of redemption to be given to Holders of Debentures to be redeemed pursuant to Section 1105.

SECTION 1104.         Selection by Trustee of Debentures to Be Redeemed.

               If less than all the Debentures  are to be redeemed  (unless such redemption affects only a single Debenture), the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or any integral multiple thereof) of the principal amount of the Debentures, provided, however, that following the distribution of the Debentures to the Holders of Preferred Securities and the Common Securities, the Debentures shall be redeemed on a pro rata basis.

               The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption as aforesaid and, in case of any Debentures selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

               The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Debenture, whether such Debenture is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Debenture shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Debenture.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures which has been or is to be redeemed.

SECTION 1105.         Notice of Redemption.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at such Holder's address appearing in the Register.

               All notices of redemption shall identify the Debentures to be redeemed (including, if relevant, CUSIP or ISIN number) and shall state:

               (1)    the Redemption Date,

               (2)    the Redemption Price,

               (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (4) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.         Deposit of Redemption Price.

               Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debentures which are to be redeemed on that date.

               If any Debenture called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.         Debentures Payable on Redemption Date.

               Notice  of  redemption  having  been  given  as  aforesaid,   the
Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more
Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 307.

               If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

SECTION 1108.         Debentures Redeemed in Part.

               In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before any selection for redemption of Debentures and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Debentures to be so redeemed and (ii) register the transfer of or exchange any Debentures so selected for redemption, in whole or in part, except for the unredeemed portion of any Debentures being redeemed in part.

               Any Debenture which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

SECTION 1109.         Optional Redemption.

        (a) The Company shall have the right, at its option, to redeem the Debentures, in whole or in part, at any time, and from time to time upon not less than 30 nor more than 60 days' notice, in cash at the applicable Redemption Price set forth below, (i) on or after October 16, 1999, provided the closing sale price of the Common Stock as reported on the NYSE is at least 150% of the per share conversion price (as determined in accordance with Article 13 hereof) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption and (ii) on or after October 16, 2000. The applicable Redemption Price shall be as follows (such Redemption Price being expressed as a percentage of the principal amount of the Debentures, as applicable during the twelve-month period of the indicated
year):


                                                   Percentage of
                                                      Principal
               Year                                    Amount
               ----                                -------------
               1999................................    104.375%
               2000................................    103.750
               2001................................    103.125
               2002................................    102.500
               2003................................    101.875
               2004................................    101.250
               2005................................    100.625
               2006 and thereafter.................    100.000


plus, in each case, accrued and unpaid interest, including Additional Payments and Liquidated Damages, if any, to the Redemption Date, provided, however, that in the event the Debentures are redeemed in certain circumstances upon the occurrence of a Redemption Tax Event, the Redemption Price shall be as set forth in Section 1110. Any redemption pursuant to this Section 1109 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

               (b) If a partial redemption of the Debentures would result in the delisting of the Preferred Securities issued by the Trust from any national securities exchange or other organization on which the Preferred Securities are listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Debentures in whole.

SECTION 1110.         Tax Event Redemption.

               If a Tax Event has occurred and is continuing and:

               (a)    the Company has received a Redemption Tax Opinion; or

               (b) after receiving a Dissolution Tax Opinion, the Regular Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No Recognition Opinion cannot be delivered to the Trust (each such case, a "Redemption Tax Event"), then, notwithstanding Section 1109(a) but subject to Section 1109(b), the Company shall have the right upon not less than 30 days nor more than 60 days' notice to the Holders of the Debentures to redeem the Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Redemption Tax Event (the "90-Day Period") at a Redemption Price equal to 100% of the principal amount of the Debentures so redeemed, plus accrued and unpaid interest, including Additional Payments and Liquidated Damages, if any, to the Redemption Date; provided, however, that if, at the time there is available to the Company or the Trust the opportunity to eliminate within the 90-Day Period, the Redemption Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which, in the sole judgment of the Company, has or will cause no adverse effect on the Company, the Trust or the Holders of the Trust Securities and will involve no material cost (a "Ministerial Action"), the Company or the Trust shall pursue such Ministerial Action or other measure in lieu of redemption, and provided, further, that the Company shall have no right to redeem the Debentures while the Trust is pursuing any Ministerial Action or other similar measure pursuant to its obligations under the Declaration. Payment of the Redemption Price shall be made prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Company determines, provided, that the Company shall deposit with the Trustee an amount sufficient to make such redemption payment by 10:00 a.m. on the date such redemption payment is to be made. Any redemption pursuant to this Section 1110 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

SECTION 1111.         No Sinking Fund.

               The Debentures are not entitled to the benefit of any sinking fund.

                                 ARTICLE TWELVE

                           SUBORDINATION OF DEBENTURES

SECTION 1201.         Agreement to Subordinate.

               The Company covenants and agrees, and each Holder of Debentures by such Holder's acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article Twelve; and each Holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred; provided however, that no provision of this Article Twelve shall prevent the occurrence of any default or Indenture Event of Default hereunder.

SECTION 1202.         Default on Senior Indebtedness.

               In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments, if any), premium, if any, or interest on the Debentures.

               In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 1202, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1203.         Liquidation; Dissolution; Bankruptcy.

               Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all Senior Indebtedness must be paid in full before any payment is made on account of the principal (and premium, if any) or interest on the Debentures; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Debentures or to the Trustee.

               In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Debentures before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

               For purposes of this Article Twelve, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article

Twelve with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 1203 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article Eight hereof. Nothing in Section 1202 or in this Section 1203 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 607 hereof.

SECTION 1204.         Subrogation.

               Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Debentures shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Debentures until the principal of (and premium, if any), and interest on the Senior Indebtedness shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior
Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of such Debentures. It is understood that the provisions of this Article Twelve are and are intended solely for the purposes of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of such Senior Indebtedness on the other hand.

               Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

               Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of
Section 603, and the Holders of the

Debentures, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Debentures, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 1205.         Trustee to Effectuate Subordination.

               Each Holder of Debentures by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

SECTION 1206.         Notice by the Company.

               The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provision of this Article Twelve, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 603 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1206 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

               The Trustee, subject to the provisions of Section 603, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior

Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1207.         Rights of the Trustee; Holders of Senior Indebtedness.

               The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

               With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 603, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Debentures, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 1208.         Subordination May Not Be Impaired.

               No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

               Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the holders of the Debentures and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Debentures to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                ARTICLE THIRTEEN

                            CONVERSION OF DEBENTURES

SECTION 1301.         Conversion Rights.

               Subject to and upon compliance with the provisions of this Article, the Debentures are convertible, at the option of the Holder, at any time on or before the close of the Business Day (New York time) immediately preceding the date of repayment of such Debentures, whether at maturity, upon redemption or otherwise into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.0663 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a conversion price of $46.89 per share of Common Stock), subject to adjustment as described in this Article Thirteen. A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debentures to be converted by such conversion price. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

SECTION 1302.         Conversion Procedures.

               (a) In order to convert all or a portion of the Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are definitive Debentures, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Declaration to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $50 principal amount of Debentures for each Preferred Security) and (ii) to immediately convert such Debentures, on behalf of such holder, into Common Stock of the Company pursuant to this Article Thirteen and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Preferred Securities and only with respect to the Preferred Securities requested to be converted in such Notice of Conversion.

               If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is after the Conversion Date (as defined below) of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

               (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Debentures so converted and any unpaid interest (including Compounded Interest and Additional Interest) accrued on such Debentures at the time of such conversion.

               (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the last reported sale price of such fractional interest on the date on which the Debentures or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Debentures or the holder of the Preferred Securities so converted.

               (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 305.

               (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Debentures held by the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article Thirteen and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of

Common Stock in accordance with the provisions of this Article Thirteen and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

               (f) All shares of Common Stock delivered upon any conversion of Debentures shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Debentures and shall be subject to the restrictions on transfer provided in such legend and in Section 305(b) hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion
Agent certificates for such Common Stock, written notice that the Debentures delivered for conversion are Restricted Debentures.

SECTION 1303.         Conversion Price Adjustments - General.

        The   conversion   price  shall  be  subject  to   adjustment   (without
duplication) from time to time as follows:

               (a) In case the Company shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company (other than a reclassification or recapitalization of shares of Common Stock subject to
Section 1304(a) hereof), the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Debentures been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution or a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted conversion price between or among shares of such classes or series of capital stock.

               (b) In case the Company shall, while any of the Debentures are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (f) below) on the record date mentioned below, the conversion price for the Debentures shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

               (c) Subject to the last sentence of this subparagraph, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph
(a) of this Section 1303), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (c) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph
(f)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subparagraph (f)). For purposes of this subparagraph (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (a) or (b)), except
(A) the Reference Date of such dividend or distribution as defined in this subparagraph shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (c) "the date fixed for such determination" within the meaning of subparagraphs (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in subparagraph (a).

               (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash, excluding all regular cash dividends if the annualized amount thereof per share of Common Stock does not exceed 15% of the current market price per share determined as provided in subparagraph (f) of the Common Stock on the Trading Day immediately preceding the date of declaration of such dividend (such adjustment being limited to the amount in excess of 15% of such Current Market Price), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (f)) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subparagraph (f)) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of shares of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each share of the Debentures immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

               (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in subparagraph (f)) of the Common Stock on the Trading Day next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (e) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share

(determined as provided in subparagraph (f)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of
(x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (f)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

               (f) For the purpose of any computation under  subparagraphs  (b),
(c), (d) or (e), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to subparagraph
(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 1303, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the New York Stock Exchange or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

               (g) The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Debentures a notice of the reduction at least fifteen (15) days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

               (h) No adjustment of the conversion price shall be required upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan. No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

               (i) If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Debentures.

SECTION 1304.         Certain Fundamental Changes.

               (a) In the event that the Company shall be a party to any transaction (including without limitation (i) any recapitalization or reclassification of the Common Stock, (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Debenture then outstanding shall have the right thereafter to convert such Debenture only into
(A) in the case of any such transaction other than a Common Stock Fundamental Change, the kind and amount of securities, cash and other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Company into which such Debenture could have been converted immediately prior to such transaction, after giving effect, in the case of any Non-Stock Fundamental Change, to any adjustment in the conversion price required by the provision of Section 1305(a)(i), and (B) in the case of a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions of Section 1305(a)(ii).

               (b) The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Thirteen. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 1305.         Adjustments in Case of Fundamental Changes.

               (a) Notwithstanding any other provision in this Article Thirteen to the contrary, if any Fundamental Change (as defined below) occurs, then the conversion price in effect will be adjusted immediately after such Fundamental Change as described below. In addition, in the event of a Common Stock Fundamental Change (as defined below), each Debenture shall be convertible solely into common stock of the kind and amount received by holders of Common Stock as the result of such Common Stock Fundamental Change as more specifically provided in the following clauses (i) and (ii).

               For purposes of calculating any adjustment to be made pursuant to this Section 1307 in the event of a Fundamental Change, immediately after such Fundamental Change:

                      (i) in the case of a  Non-Stock  Fundamental  Change,  the conversion  price of the Debentures  shall thereupon become the lower of
        (A) the conversion price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article Thirteen, and (B) the result obtained by multiplying the greater of the Applicable Price or the then applicable Reference Market Price by a fraction of which the numerator shall be $50 and the denominator shall be the current Redemption Price as set forth in Section 1109 or, prior to June 30 1999, an amount per Debenture determined by the Company in its sole discretion, after consultation with an investment banking firm, to be the equivalent of the hypothetical Redemption Price that would have been applicable if the if the Debentures had been redeemable during such period; and

                      (ii) in the case of a Common Stock Fundamental Change, the conversion price of the Debentures in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article Thirteen, shall thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator shall be the Purchaser Stock Price and the denominator shall be the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and
        (B) all of the Common Stock shall have been exchanged for, converted into or acquired for common stock (and cash with respect to fractional interests) of the successor, acquiror or other third party, the conversion price of the Debentures in effect immediately prior to such Common Stock Fundamental Change shall thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator shall be one and the denominator shall be the number of shares of common stock of the successor, acquiror, or other third party received by a stockholder for one share of Common Stock as a result of such Common Stock Fundamental Change.

               (b) Definitions. The following definitions shall apply to terms used in this Article Thirteen:

                      (i) "Applicable Price" shall mean (A) in the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a stockholder for one share of Common Stock and (B) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the daily Closing Prices of the Common Stock for the ten (10) consecutive Trading Days prior to and including the record date for the determination of the holders of Common Stock entitled to receive securities, cash or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such securities, cash or other property (such record date or distribution date being hereinafter referred to as the "Entitlement Date"), in each case, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of Section 1303.

                      (ii) "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the NYSE Composite Tape or, if the common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such common stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                      (iii) "Common Stock Fundamental Change" shall mean any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock that for each of the ten consecutive Trading Days prior to the Entitlement Date has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the National Market System of the National Association of Securities Dealers, Inc.; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities.

                      (iv) "Fundamental Change" shall mean the occurrence of any transaction or event in connection with a plan pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of a plan involving more than one such transaction or event, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock of the Company shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property, but the adjustment shall be based upon the highest weighted average of consideration per share that a holder of Common Stock could have received in such transactions or events as a result of which more than 50% of the Common Stock of the Company shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property.

                      (v)   "Non-Stock   Fundamental   Change"  shall  mean  any
        Fundamental Change other than a Common Stock Fundamental Change.

                      (vi) "Purchaser Stock Price" shall mean, with respect to any Common Stock Fundamental Change, the average of the daily Closing Prices of the common stock received in such Common Stock Fundamental Change for the ten consecutive Trading Days prior to and including the Entitlement Date, as adjusted in good faith by the Board of Directors to appropriately reflect any of the events referred to in subparagraphs
        (i), (ii), (iii), (iv), (v) and (vi) of Section 1303.

                      (vii) "Reference Market Price" shall initially mean $25.83 (which is an amount equal to 66 2/3% of the last reported sale price for the Common Stock on the New York Stock Exchange Composite Tape on October 9, 1996 and in the event of any adjustment to the conversion price other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the conversion price after giving effect to any such adjustment shall always be the same as the ratio of $25.83 to the initial conversion price of $46.89 per Preferred Security.

                      (viii) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 1306.         Notice of Adjustments of Conversion Price.

               Whenever the conversion price is adjusted as herein provided:

               (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and the transfer agent (and a copy forwarded to the Trustee) for the Preferred Securities and the Debentures; and

               (b) a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Debentures at their last addresses as they appear upon the stock transfer books of the Company and the Trust.

SECTION 1307.         Prior Notice of Certain Events.

               In case:

                      (i) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 1303(c) or (d) or
        (2) authorize a tender or exchange offer that would require an adjustment pursuant to Section 1303(e);

                      (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                      (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                      (iv)  of  the   voluntary  or   involuntary   dissolution,
        liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, cause to be filed with the transfer agent (and a copy forwarded to the Trustee) for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books the Trust or (b) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 1308.         Dividend or Interest Reinvestment Plans.

               Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Debentures were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article Thirteen.

SECTION 1309.         Certain Additional Rights.

               In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 1303(c) or 1303(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 1303(c), the Holder of the Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill
(i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

SECTION 1310.         Restrictions on Common Stock Issuable Upon Conversion.

               (a) Shares of Common Stock to be issued upon conversion of a Debenture with respect to Restricted Preferred Securities (as defined in the Declaration) shall bear such restrictive legends as the Company may provide in accordance with applicable law.

               (b) If shares of Common Stock to be issued upon conversion of a Debenture in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock or such Preferred Securities issued upon conversion of any such Debenture in respect of such Preferred Securities not so accompanied by a properly completed certificate.

SECTION 1311. Trustee Not Responsible for Determining Conversion Price or
              Adjustments.

               Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Debenture to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article Ten or this Article Thirteen.

                                ARTICLE FOURTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 1401.         No Recourse.

               No recourse under or upon any  obligation,  covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    FRONTIER INSURANCE GROUP, INC.



                                    By:  /s/ Walter A. Rhulen
                                        _______________________________________
                                        Walter A. Rhulen
                                        President and Chief Executive Officer

Attest:




  /s/ Joseph P. Loughlin
__________________________________
Assistant Secretary



                                    THE BANK OF NEW YORK, AS TRUSTEE



                                    By: /s/ Stephen J. Giurlando
                                        _______________________________________
                                        Name: Stephen J. Giurlando
                                        Title: Assistant Vice President

                                    EXHIBIT A
                                FORM OF DEBENTURE

                           [FORM OF FACE OF DEBENTURE]

               THIS DEBENTURE AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH DEBENTURE, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH FRONTIER INSURANCE GROUP, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF THIS DEBENTURE) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE DEBENTURE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS DEBENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                         FRONTIER INSURANCE GROUP, INC.

               6 1/4% Convertible Subordinated Debenture Due 2026

No._________                                                        $___________

               FRONTIER INSURANCE GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "the Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum [indicated on Schedule A hereof]1 [of
______ Dollars]2 ($          ) on October 16, 2026.

Interest Payment Dates:      January 15,  April 15, July 15 and October 15,  commencing
                             January 15, 1997

Regular Record Dates:        the close of business on the 15th day immediately preceding each
                             Interest Payment Date, commencing December 31, 1996


               Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated: _________, ____

                                            FRONTIER INSURANCE GROUP, INC.



                                            By:_________________________________

                                               Name:
                                               Title:

[Seal]

Attest:



_____________________________



--------
1 Applicable to Global Securities only.
2 Applicable to certificated Securities only.

                                                           TRUSTEE'S CERTIFICATE
                                                           OF AUTHENTICATION

               This is one of the Debentures referred to in the within-mentioned Indenture.




Dated: __________, ____      THE BANK OF NEW YORK,
                                        as Trustee

                                       By: _______________________________
                                                Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                         FRONTIER INSURANCE GROUP, INC.

               6 1/4% Convertible Subordinated Debenture Due 2026*

               (1)  Interest.   Frontier   Insurance   Group  Inc.,  a  Delaware
corporation (the "Company"), is the issuer of this 6 1/4% Convertible Subordinated Debenture Due 2026 (the "Debenture") limited in aggregate principal amount to $154,639,200 (or $177,835,100 if the over-allotment option is exercised), issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Debentures in cash from October 16, 1996 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on January 15, April 15, July 15 and October 15 of each year (each day an "Interest Payment Date"), commencing January 15, 1997, at the rate of 6 1/4% per annum (subject to increase as provided in Section 13 hereto) plus Additional Interest, Compound Interest and Liquidated Damages if any, until the principal hereof shall have become due and payable.

               The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment

--------
*All terms used in this Security which are defined in the Indenture or in the Declaration attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (2) Additional Interest. The Company shall pay to Frontier Financing Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such amounts as shall be required so that the net amounts received and retained by the Trust after paying any taxes, duties, assessments or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority ("Additional Interest") will be not less than the amounts the Trust would have received had no such taxes, duties, assessment or governmental charges been imposed.

               (3) Option to Extend Interest Payment Period. The Company shall have the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters for each such period; except that, no Extension Period may extend beyond the maturity date of the Debentures. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid (including Additional Interest and Liquidated
Damages) together with interest thereon compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company
(a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock, (except for (i) dividends or distributions in shares of Common Stock on Common Stock, (ii) purchases or acquisitions of shares of Common Stock made in connection with any employee benefit plans, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (upon the exercise of options granted thereunder), provided the plan or agreement was in existence on October 9, 1996, and provided further, that such repurchases by the Company made from officers or employees of the Company or its Subsidiaries pursuant to employment or option agreements shall be made at a price not to exceed market value on the date of any such repurchase and shall not exceed $5 million in the aggregate for all such employees and officers, (iii) conversions or exchanges of any shares of one Common Stock class into Common Stock of another class, and (iv) purchases of fractional interests of shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem, any debt securities issued by the Company that rank junior to or pari passu with the Debentures (except by conversion into or exchange for shares of Common Stock and (c) shall not make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

               If the Property Trustee is the sole holder of the Debentures at the time the Company selects an Extension Period, the Company shall give notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

               If the Property Trustee is not the sole holder of the Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of these Debentures and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Company is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Debentures on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

               The quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under the first paragraph of this Section 3.

               (4) Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the 15th day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing December 31, 1996. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register.

               (5) Paying Agent and Registrar. The Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co- registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

               (6) Indenture. The Company issued the Debentures under an indenture, dated as of October 16, 1996 (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Debentures are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Debentures are unsecured general obligations of the Company limited to $154,639,200 in aggregate principal amount (or $177,835,100 if the over-allotment option is exercised) and subordinated in right of payment to all existing and future Senior Indebtedness of the Company. No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Debenture as provided in the Indenture.

               (7) Optional Redemption. The Company shall have the right, at its option, to redeem the Debentures, in whole or in part, at any time and from time to time upon not less than 30 nor more than 60 days' notice, in cash at the applicable Redemption Price set forth below, (i) on or after October 16, 1999, provided the closing sale price of the Common Stock as reported on the New York Stock Exchange is at least 150% of the per share conversion price (as determined in accordance with Article 13 of the Indenture) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption and (ii) on or after October 16, 2000. The applicable Redemption Price shall be as follows (such Redemption Price being expressed as a percentage of the principal amount of the Debentures, as applicable during the twelve-month period beginning October 16 of the indicated
year):


                                                   Percentage of
                                                      Principal
               Year                                    Amount
               ----                                -------------
               1999................................    104.375%
               2000................................    103.750
               2001................................    103.125
               2002................................    102.500
               2003................................    101.875
               2004................................    101.250
               2005................................    100.625
               2006 and thereafter.................    100.000


plus, in each case, accrued and unpaid interest, including Additional Interest, Compounded Interest and Liquidated Damages if any, to the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Debentures, or portion thereof, called for redemption.

        (8) Optional Redemption Upon Tax Event. The Debentures are subject to redemption, at the election of the Company, in whole (but not in part) for cash at a Redemption Principal equal to 100% of the principal amount of the Debentures, at any time within 90 days following the occurrence and continuation of a Redemption Tax Event (as defined in the Declaration). Any redemption pursuant to this Section 8 will be made upon not less than 30 nor more than 60 days' notice.

        (9) Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Debentures to be redeemed at his address of record. The Debentures in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Debentures, the Debentures will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Debentures or portions of them called for redemption.

               If this Debenture is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Debenture is registered at the close of business on such record date.

               (10) Redemption of Trust Securities. Upon the repayment of the Debentures, whether at maturity, upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities having an aggregate liquidation amount equal to the Debentures so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. There are no sinking fund payments with respect to the Debentures.

               (11) Subordination. The payment of the principal of, interest on or any other amounts due on the Debentures is subordinated in right of payment to all existing and future Senior Indebtedness (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Debenture, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

               "Senior Indebtedness" shall mean with respect to the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and
(vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Debentures and (2) any indebtedness between or among such obligor or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which rank junior to, or pari passu with, the Preferred Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the subordination provisions hereof irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

               (12) Conversion. The Holder of any Debenture has the right, exercisable at any time prior to the close of business (New York City time) on the Business Day immediately preceding the date of repayment of such Debenture whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion price of 1.0663 shares of Common Stock for each Debenture (equivalent to a conversion price of $46.89 per share of Common Stock of the Company), subject to adjustment under certain circumstances, except that if a Debenture is called for redemption, the conversion right will terminate at the close of business on the Redemption Date.

               To convert a Debenture, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Debenture to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a

Debenture for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Debenture on such Regular Record Date. In such event, such Debenture, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount of the Debenture converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Debenture shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

               (13)   Registration Rights.

               The holders of the Preferred Securities, the Debentures, the Guarantee and the shares of common stock of the Company issuable upon conversion of the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of October 16, 1996, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, within 60 days after the date of issuance of the Preferred Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) it will use its best efforts to cause, such Shelf Registration Statement to be declared effective by the Commission within 150 days after the date of issuance of the Registrable Securities and (iii) the Sponsor will use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

               If (i) on or prior  to 60 days  following  the  date of  original issuance of the Registrable Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 150th day following the issuing of the Registrable Securities, such Shelf Registration Statement is not declared effective (each, a "Registrable Default"), additional interest ("Liquidated Damages") will accrue on the Debentures and, accordingly, additional distributions will accrue on the Preferred Securities, in each case from and including the day following such Registration Default. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of the one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 60 days, whether or not consecutive, during any 12-month period, then Liquidated Damages will accrue at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount or liquidation amount, as applicable, from such 61st day until such time as the Shelf Registration Statement again becomes effective.

               (14) Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Debentures are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Debenture in part only, a new Debenture or Debentures for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               (15) Persons Deemed Owners. Except as provided in Section 4 hereof, the registered Holder of a Debenture may be treated as its owner for all purposes.

               (16) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Debentures entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

               (17) Defaults and Remedies. The Debentures shall have the Indenture Events of Default as set forth in Section 501 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Debentures by notice to the Company and the Trustee may declare all the Debentures to be due and payable immediately.

               The holders of a majority in principal amount of the Debentures then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Debentures issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

               (18) Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

               (19) Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Debentures and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

               (20) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Debentures by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

               (21) Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

               (22) Authentication. The Debentures shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

               The Company will furnish to any Holder of the Debentures upon written request and without charge a copy of the Indenture. Request may be made to:

                  Frontier Insurance Group, Inc.
                  195 Lake Louise Marie Road
                  Rock Hill, New York 12775
                  Attention: Vice President-Investor Relations

                                 ASSIGNMENT FORM



                To assign this Debenture, fill in the form below:

                (I) or (we) assign and transfer this Debenture to


________________________________________________________________________________
                  (Insert assignee's social security or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (Print or type assignee's name, address and zip code)


and irrevocably appoint ________________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.



        Your Signature: ________________________________________________________
                         (Sign exactly as your name appears on the other side of this Debenture)

        Date:  _____________________________



        Signature Guarantee:* __________________________________________________

[Include the following if the Debenture bears a Restricted Securities Legend --

In connection with any transfer of any of the Debentures evidenced by this certificate, the undersigned confirms that such Debentures are being:

CHECK ONE BOX BELOW

        (1) [ ] exchanged for the undersigned's own account without transfer; or





--------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

        (2) [ ] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (3) [ ] transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

        (4) [ ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

        (5) [ ] transferred   pursuant  to  an  effective   Shelf   Registration
                Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Debentures such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that after the date that a Shelf Registration Statement has been filed and so long as such Shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box (5) has been checked.




                                       ______________________________
                                                 Signature

Signature Guarantee:*



__________________________________     ________________________________]
Signature must be guaranteed                     Signature


________________________________________________________________________________


             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer"





--------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated: ______________________          _________________________________________
                                       NOTICE:  To be executed by an
                                                executive officer]

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

               The initial principal amount of this Global Security shall be $__________. The following increases or decreases in the principal amount of this Global Security have been made:




=================================================================================================================================
                    Amount of increase in      Amount of decrease in      Principal Amount of this
                    Principal Amount of this   Principal Amount of this   Global Security follow-     Signature of authorized
                    Global Security includ-    Global Security            ing such decrease or        officer of Trustee or
                    ing upon exercise of                                  increase                    Securities Custodian
Date Made           over-allotment option
=================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================


                               ELECTION TO CONVERT

To:  Frontier Insurance Group, Inc.

               The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion below designated, into Common Stock of Frontier Insurance Group, Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

               Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Debenture, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Debentures.

Date: ____________, ____

        in whole __

                                            Portions of Debenture to be
        in part  __               converted ($50 or integral multiples thereof):
                                  $__________________



                                  ______________________________________________
                                  Signature (for conversion only)

                                     Please Print or Typewrite Name and Address,
                                     Including Zip Code, and Social Security or
                                     Other Identifying Number



                                  ______________________________________________


                                  ______________________________________________


                                  ______________________________________________

                                 Signature Guarantee:*

















--------
* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange, Inc.